UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 7, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported):



                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement


     Effective July 7, 2006, New Frontier Energy, Inc. (the "Company") entered into a Purchase Agreement (the "Agreement") with LRS Group, LLC and R & R Exploration Fund, LLC (collectively "LRS"), whereby the Company acquired a 2D seismic data license from LRS identifying over 150 drill site locations in the Denver Julesberg Basin in Colorado. The purchase price for the 2D seismic data license from LRS is $650,000, payable $325,000 upon the execution of the Agreement, $162,500 due on January 7, 2007 and $162,000 due July 7, 2007. The Company also granted LRS 5% of 8/8th overriding royalty interests for each 87.5% net revenue interest the Company acquires in the Area of Mutual Interest as defined in the Agreement.

     The Company expects to use the seismic data to acquire properties for potential drill sites within the Area of Mutual Interest. Pursuant to the Agreement, the Company must drill one initial test well within the first year of the Agreement and two additional wells within the first three years of the Agreement. Thereafter, the Company must either drill at least one additional well per year, shoot additional seismic, or acquire additional acreage within the Area of Mutual Agreement to keep the Agreement in full force and effect.

     Any additional seismic data acquired in the Area of Mutual Agreement during the term of the Agreement shall be the sole property of the Company.


Item 9.01 Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

      Exhibit No.     Description
      -----------     ------------------------------------------------------
          10.1        Purchase Agreement Dated July 7, 2006
          99.1        Press Release Announcing Purchase issued July 10, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  July 11, 2006                 NEW FRONTIER ENERGY, INC.

                                By:  /s/ Les Bates
                                     ----------------------------------------
                                     Treasurer, Chief Accounting and
                                     Financial Officer, Secretary and Director